UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Canterbury Park Holding Corporation
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CANTERBURY PARK HOLDING CORPORATION

1100 Canterbury Road
Shakopee, Minnesota 55379
(952) 445-7223

_____________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 7, 2007

________________________________

Notice is hereby given that the Annual Meeting of Shareholders of Canterbury Park Holding Corporation will be held at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379, on Thursday, June 7, 2007, beginning at 4:00 p.m., Central Daylight Time, for the following purposes:

1.                                       To elect six (6) directors to hold office until the 2008 Annual Meeting of Shareholders or until their successors are elected.

2.                                       To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on April 13, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

By Order of the Board of Directors

David C. Hansen
Secretary

Shakopee, Minnesota
April 30, 2007

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE
AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU
EXPECT TO ATTEND IN PERSON.  SHAREHOLDERS WHO ATTEND THE MEETING
MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE

CANTERBURY PARK HOLDING CORPORATION

PROXY STATEMENT

________________________

TABLE OF CONTENTS

GENERAL INFORMATION
Information Regarding the Annual Meeting
Solicitation and Revocation of Proxies
Voting Securities and Record Date

CORPORATE GOVERNANCE AND BOARD MATTERS
General
Director Independence
Board Committees and Committee Independence
Meeting Attendance
Director Nominations
Nominations by Shareholders
Code of Conduct
Contacting the Board of Directors

PROPOSAL 1: ELECTION OF DIRECTORS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Summary Compensation Table
Grants of Plan-Based Awards in 2006
Outstanding Equity Awards at Fiscal Year-End
2006 Options Exercises and Stock Vested
Employment Arrangements with Named Executive Officers and Post-Employment Compensation
Equity Granting Process

COMPENSATION COMMITTEE REPORT

DIRECTOR COMPENSATION

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

RELATIONSHIP WITH INDEPENDENT AUDITORS
Principal Accountant Fees and Services
Audit Committee Pre-approval Policies and Procedures

AUDIT COMMITTEE REPORT

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

OTHER INFORMATION
Shareholder Proposals For 2008 Annual Meeting
Annual Report
Other Matters

i

CANTERBURY PARK HOLDING CORPORATION

________________________

PROXY STATEMENT

________________________

GENERAL INFORMATION

Information Regarding the Annual Meeting

This Proxy Statement is furnished to the shareholders of Canterbury Park Holding Corporation (“CPHC” or “we”) in connection with the solicitation of proxies by CPHC’s Board of Directors to be voted at the Annual Meeting of Shareholders to be held at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379, on Thursday, June 7, 2007, beginning at 4:00 p.m., Central Daylight Time, or at any adjournment or adjournments thereof.  The cost of this solicitation will be paid by us.  In addition to solicitation by mail, our officers, our directors and our employees may solicit proxies by telephone, telegraph or in person.  We may also request banks and brokers to solicit their customers who have a beneficial interest in our Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

Solicitation and Revocation of Proxies

A proxy may be revoked at any time before it is voted by submitting a new proxy properly signed and dated later than any prior proxy or by attending the Annual Meeting in person and completing a ballot at the Meeting.  If not revoked, the shares represented by a valid proxy will be voted by the persons designated as proxies in accordance with the specifications indicated on the proxy.  If not specified, the designated proxies will vote such shares “FOR” each of the director nominees’ names in Proposal One.  In the event any other matters properly come before the meeting and call for a vote of shareholders, the persons named as proxies will vote in accordance with their judgment on such matters.  Our corporate offices are located at 1100 Canterbury Road, Shakopee, Minnesota 55379, and its telephone number is (952) 445-7223.  The mailing of this Proxy Statement to our shareholders commenced on or about April 30, 2007.

Voting Securities and Record Date

The total number of shares outstanding and entitled to vote at the meeting as of April 13, 2007 consisted of 4,107,282 shares $0.01 par value Common Stock.  Each share of Common Stock is entitled to one vote.  Cumulative voting in the election of directors is not permitted.  Only shareholders of record at the close of business on April 13, 2007 will be entitled to vote at the meeting.  The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business.  However, if the shares present and entitled to vote on any particular item of business would not constitute a quorum for the transaction of business at the meeting, then that item must be approved by holders of a majority of the minimum number of shares that would constitute such a quorum.  Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated at the meeting to determine whether or not a quorum is present.  Abstentions on a particular item of business will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of the matter.  For shares held in street name, if a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter, but they are counted as present for the purpose of determining the presence of a quorum.

CORPORATE GOVERNANCE AND BOARD MATTERS

General

Our Board of Directors is committed to sound and effective corporate governance practices.  We periodically review our governance policies and practices and compare them to those suggested by authorities in corporate governance and the practices of other public companies.  We also review the provisions of the rules of the Securities and Exchange Commission (the “SEC”) and listing standards of the American Stock Exchange (“AMEX”) to ensure our continued compliance.

You can access the most recently adopted versions of the charters of our Audit Committee and our Compensation Committee, our Code of Conduct and our Corporate Governance Guidelines in the Investor Relations section of our website at www.canterburypark.com or by writing to the Investor Relations Department at:  Canterbury Park Holding Corporation, 1100 Canterbury Road, Shakopee, Minnesota 55379, or by emailing our Investor Relations Department at investorrelations@canterburypark.com.

Director Independence

The Board of Directors has adopted director independence guidelines that are consistent with the definitions of “independence” set forth in the AMEX listing standards.  In accordance with these guidelines, the Board of Directors has reviewed and considered facts and circumstances relevant to the independence of each of our directors and director nominees and has determined that, each of the following directors qualifies as “independent” under AMEX listing standards:  Patrick R. Cruzen, Burton F. Dahlberg, Carin J. Offerman, and Dale H. Schenian.  Our directors Curtis A. Sampson and Randall D. Sampson are not independent under AMEX listing standards.  Randall D. Sampson does not qualify as independent because he is our President, Chief Executive Officer and General Manager and has been since 1994.  Curtis A. Sampson does not qualify as independent under the AMEX listing standards because he is an immediate family member (father) of Randall D. Sampson, our executive officer.

Board Committees and Committee Independence

Board Committees.  Our Board of Directors has established an Audit Committee and a Compensation Committee.  The composition and function of each of these committees are set forth below.

Audit Committee.  The Audit Committee is responsible for the engagement, retention and replacement of the independent auditors, approval of transactions between us and a director or executive officer unrelated to service as a director or officer, approval of non-audit services provided by our independent auditor, oversight of the our accounting, financial reporting and internal controls and the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters.  Deloitte & Touche, LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”), our independent public accountants, report directly to the Audit Committee.  The Audit Committee operates under a formal charter, which was most recently amended as of March 29, 2004.  The current members of the Audit Committee are Patrick R. Cruzen (Chair), Burton F. Dahlberg and Carin J. Offerman, each of whom is independent under Rule 10A-3 of the Exchange Act and AMEX listing standards.  Further, the Board of Directors has reviewed the education, experience and other qualifications of each of the members of the Audit Committee. After review, the Board of Directors has determined that Mr. Cruzen meets the Securities and Exchange Commission definition of an “audit committee financial expert”.  As required by its charter, all of the members of the Audit Committee meet the AMEX requirements regarding financial literacy and financial sophistication.  The Audit Committee met four times during 2006, including four times in executive session without management present.  The report of the Audit Committee is found on page 19.

Compensation Committee.  The Compensation Committee provides oversight of our overall compensation strategy, reviews and recommends to the Board of Directors the compensation of our Chief Executive Officer and the other executive officers, administers our equity based compensation plans and oversees our 401(k) Plan and similar employee benefit plans.  The Compensation Committee operates under a charter approved by the Board on March 29, 2004.  The current members of the Compensation Committee are Dale H. Schenian (Chair), Patrick R.

Cruzen, and Carin J. Offerman each of whom is independent under AMEX listing standards.  The charter of the Compensation Committee also requires members to meet the independence requirements of the Securities and Exchange Commission, including rules under Section 16b-3 of the Securities Exchange Act of 1934, and the requirements of Section 162(m) of the Internal Revenue Code.  The Compensation Committee met two times during 2006, including two times in executive session without management present.  The report of the Compensation Committee is found beginning on page 16.

Meeting Attendance

Our Board of Directors meets regularly during the year to review matters affecting CPHC and to act on matters requiring Board approval.  The Board met six times during 2006, including six times in executive session without the presence of non-independent directors and management.

Each of our directors is expected to make a reasonable effort to attend all meetings of the Board, applicable committee meetings and our annual meeting of shareholders.  Each of the directors attended at least 75% of the meetings of the Board and committees on which he served during 2006.  In addition, all of the directors attended CPHC’s 2006 Annual Meeting of Shareholders.

Director Nominations

The independent members of our Board of Directors are responsible for nominating the director nominees that will stand for election at our annual shareholder meetings.  In selecting the nominees, the Board reviews the composition of the full Board to determine the qualifications and areas of expertise needed to further enhance the composition of the Board and works with management in attracting candidates with those qualifications.  Among other things, the Board considers relevant experience, integrity, ability to make independent analytical inquiries, ownership of or commitment to purchase our Common Stock, understanding of our business, relationships and associations related to our business, personal health and a willingness to devote adequate time and effort to Board responsibilities, all in the context of an assessment of our perceived needs.

Nominations by Shareholders

Although we have never received a submission in the past, the Board of Directors will consider qualified candidates for director that are submitted by our shareholders.  Shareholders can submit qualified candidates, together with appropriate biographical information, to the Board of Directors at:  Canterbury Park Holding Corporation, 1100 Canterbury Road, Shakopee, Minnesota 55379, Attention:  Chief Executive Officer.  Any shareholder desiring to submit a director candidate for consideration at our 2008 Annual Meeting must ensure that the submission is received by us no later than December 1, 2007 in order to provide adequate time for the Board to properly consider the candidate.

Code of Conduct

We have adopted a Code of Conduct (the “Code”) applicable to all of our officers, directors, employees and consultants that establishes guidelines for professional and ethical conduct in the workplace.  The Code also incorporates a special set of guidelines applicable to our senior financial officers, including the chief executive officer, principal financial officer, principal accounting officer and others involved in the preparation of the our financial reports, that are intended to promote the ethical handling of conflicts of interest, full and fair disclosure in periodic reports filed by us and compliance with laws, rules and regulations concerning such periodic reporting.

Contacting the Board of Directors

Any shareholder who desires to contact our Board of Directors may do so by writing to the Board of Directors, generally, or to an individual director at:  Canterbury Park Holding Corporation, 1100 Canterbury Road, Shakopee, Minnesota 55379.  Communications received electronically or in writing are distributed to the full Board of Directors, a committee or an individual director, as appropriate, depending on the facts and circumstances described in the communication received.  For example, a complaint regarding accounting, internal accounting controls or auditing matters will be forwarded to the Chair of the Audit Committee for review.  Complaints and other communications may be submitted on a confidential or anonymous basis.

PROPOSAL 1:
ELECTION OF DIRECTORS

The independent members of the Board of Directors have nominated and recommend for election as our directors the six persons named below, each of whom is a current director of CPHC.  The Board of Directors believes that each nominee named below will be able to serve, but should a nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the independent members of the Board of Directors may propose.

Information regarding the directors, including information regarding their principal occupations currently and for the preceding five years, is set forth below.  Beneficial ownership of our Common Stock is as of April 13, 2007.  Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person.  Unless otherwise noted, each person possess sole voting and investment power with respect to the shares.

Name and Age	Principal Occupation; Other Directorships	Amount and Nature of Beneficial Ownership(1)	Percentage of Outstanding Shares
Patrick R. Cruzen (60)	President of Cruzen & Associates (gaming industry consulting firm), (since 1996); President and COO of Grand Casinos, Inc. (1994 — 1996); Director, Cash Systems (a gaming cash service); Director, Majestic Star Casino (gaming).	14,500	*

Burton F. Dahlberg (74)	Real Estate Consultant, Dahlberg Consulting L.L.C. (since 2003); President and COO of Kraus-Anderson Inc. (commercial real estate) (1968-2002); former President, Minnesota Thoroughbred Association.	8,500	*

Carin J. Offerman (58)	Private Investor; formerly President and CEO (1998-1999) and Vice President and COO (prior to 1998) of Offerman & Company (investment banking and brokerage firm).	84,750	2.1%

Curtis A. Sampson (73)†	Chairman of CPHC; Chairman and CEO of Communications Systems, Inc. (connecting devices for telephones and computers); formerly (1990 - 2006) Chairman and CEO of Hector Communications Corporation (independent telephone companies).	916,865 (2)	22.2%

Randall D. Sampson (49)†	President, Chief Executive Officer and General Manager of CPHC (since 1994); Director, Communications Systems, Inc.	283,491 (3)	6.7%

Dale H. Schenian (65)	Chairman, City Auto Glass Companies (auto glass repair and replacement); Director, Bremer Bank (bank holding company).	466,548 (4)	11.3%

* Indicates ownership of less than one percent.

† Curtis A. Sampson is the father of Randall D. Sampson.

(1)             Includes the following number of shares that could be purchased upon exercise of stock options exercisable within sixty (60) days of April 13, 2007: Mr. Cruzen, 14,500 shares; Mr. Dahlberg, 8,500 shares; Ms. Offerman, 22,000 shares; Mr. C. Sampson, 24,000 shares; Mr. R. Sampson, 100,500 shares; and Mr. Schenian, 24,000 shares.

(2)             Includes 11,300 shares held by Mr. C. Sampson’s wife, as to which beneficial ownership is disclaimed.

(3)             Includes 9,100 shares held by Mr. R. Sampson’s children.

(4)             Includes 33,000 shares held by Mr. Schenian’s wife, as to which beneficial ownership is disclaimed.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, based upon information available as of April 13, 2007, the beneficial ownership of shares of our Common Stock (i) by each person known by us to own of record or beneficially five percent (5%) or more of our Common Stock, (ii) by the Named Executive Officers listed in the Summary Compensation Table below, and (iii) by all of our current executive officers and directors as a group.  Information regarding the beneficial ownership of our directors and director nominees can be found on page 5 under “Election of Directors.” Unless otherwise indicated, the persons listed below may be reached at 1100 Canterbury Road, Shakopee, Minnesota 55379.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)	Percent of Class (1)(2)
Gabelli Asset Management, Inc. (3)	419,300	10.2%
One Corporate Center
Rye, New York 10580-1435

River Road Asset Management (4)	217,742	5.3%
462 S. 4th St., Suite 1600
Louisville, Kentucky 40202

Curtis A. Sampson (5)	916,865	22.2%

Dale H. Schenian (6)	466,548	11.3%

Randall D. Sampson (7) †	283,491	6.7%

David C. Hansen †	37,178	*

Jerrold J. Fuller†	22,748	*

John R. Harty†	28,119	*

Michael J. Garin (8) †	95,677	2.3%

All current directors and executive officers as a group (12 persons)	2,082,571	46.1%

† Named Executive Officer.

* Indicates ownership of less than one percent.

(1)             Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person.

(2)             Includes the following number of shares that could be purchased upon exercise of stock options exercisable within sixty (60) days of April 13, 2007:  Mr. C. Sampson, 24,000 shares; Mr. Schenian, 24,000 shares; Mr. R. Sampson, 100,500 shares; Mr. Hansen, 28,750 shares; Mr. Fuller, 17,000 shares; Mr. Harty, 22,500 shares; Mr. Garin, 58,000 shares; and all director and officers as a group, 412,750 shares.

(3)             Based upon a Schedule 13D filed by Gabelli Asset Management, Inc. on October 4, 2006, which covers shares owned by Gabelli Funds, LLC, GAMCO Asset Management Inc., MJG Associates, Inc., and Gabelli Advisers, Inc.

(4)             Based upon a Schedule 13G filed by River Road Asset Management, LLC on February 9, 2007 in which the shareholder, an investment advisor, reports sole dispositive power over 150,892 shares and sole voting power over 217,742 shares.

(5)             Includes 11,300 shares held by Mr. C. Sampson’s spouse as to which beneficial ownership is disclaimed.

(6)             Includes 33,000 shares held by Mr. Schenian’s spouse as to which beneficial ownership is disclaimed.

(7)             Includes 9,100 shares held by Mr. R. Sampson’s children.

(8)             Includes 300 shares held by Mr. Garin’s children.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following discussion and analysis describes our compensation objectives and policies as applied to the following executive officers who are referred to in this proxy statement as the Named Executive Officers:

•                                          Randall D. Sampson, our President and Chief Executive Officer

•                                          David C. Hansen, our Vice President of Finance and Chief Financial Officer

•                                          Jerrold J. Fuller, our Vice President of Card Club Operations

•                                          John R. Harty, our Vice President of Marketing

•                                          Michael J. Garin, our Vice President of Hospitality

This section is intended to provide a framework within which to understand the actual compensation awarded to or earned by each Named Executive Officer during 2006, as reported in the compensation tables and accompanying narrative sections appearing on pages 12 to 15 of this proxy statement.

Role of the Compensation Committee in the Compensation Process

The Compensation Committee has the following duties and responsibilities:

•                  review, approve and oversee our overall compensation strategy;

•                  review and approve the compensation and other terms of employment of our Chief Executive Officer;

•                  oversee the establishment of performance goals and objectives for our other executive officers and recommend to the entire Board the compensation and the other terms of employment of these officers;

•                  make recommendations to the Board regarding the amount of directors’ fees for Board members, including retainer, Board meeting, committee and committee chair fees and stock option grants or awards;

•                  administer our incentive- or equity-based compensation plans and shall periodically consider and recommend changes in existing plans or the adoption of other or additional equity-based compensation plans; and

•                  review and approve our 401(k) Plan and ESOP, and any similar ERISA plans, including such matters as available investment options, performance, participation, administration, and review and approve generally the cost and scope of our other employee benefit plans.

In carrying out its duties, the Compensation Committee participates in the design and implementation, and ultimately reviews and approves, specific compensation programs for three general areas:  annual base salary, discretionary cash bonuses, and long-term equity compensation.

Role of Consultants and Other Advisors in the Compensation Process

Under its charter, the Committee has the authority to engage the services of outside advisors, experts and others to assist it in performing its duties.  In 2006, the Compensation Committee engaged Denarius Human Resources, Inc. (“DHR”) as a consultant to assist it in determining the amount and form of executive officer and director compensation for fiscal year 2006.  The Compensation Committee also reviewed surveys, reports and other market data against which it measured the competitiveness of our compensation program.  In determining to engage DHR, we considered matters bearing upon the independence of DHR, including the fact that to the Compensation Committee’s knowledge, DHR did not perform work for any of our management, either personal in nature or relating to our executive compensation.

For 2006, the Compensation Committee reviewed the executive compensation information prepared by DHR.  Specifically, DHR prepared a comparative analysis of long-term incentive compensation practices of CPHC as compared to other publicly-held companies and suggested various designs for long-term incentive compensation, both cash incentive and equity incentive.  DHR also provided the Compensation Committee information against which it could measure the competitiveness of alternative programs and models used to explain the cost and benefits of alternative programs.  In assisting the Compensation Committee design a long-term equity program, DHR also provided the Compensation Committee with recommendations regarding the value of potential grants under the long-term equity program to each of our executive officers and other key employees.

In addition to the consultant, the Compensation Committee solicited certain information and advice from Randall D. Sampson, our President and Chief Executive Officer, and from David C. Hansen, our Chief Financial Officer.  Mr. R. Sampson participated in the deliberations of the Compensation Committee that occurred during fiscal 2006 regarding executive compensation and compensation of other employees, but did not take part in deliberations regarding his own compensation.  Mr. Sampson’s participation in the deliberations of the Compensation Committee included providing information regarding the responsibilities and performance of our employees and recommendations regarding the appropriate levels of compensation for our executive officers.  Mr. Hansen assisted the Compensation Committee in determining appropriate cash bonuses for our executive officers through presentation of information on our financial performance, salary information, historical bonus practices and related financial data.  Mr. Hansen did not participate in deliberations of the Compensation Committee regarding the compensation of any executive officer.

Executive Compensation Philosophy

Our philosophy with respect to the compensation of executive officers is to provide competitive levels of compensation that will attract, motivate and retain executives with superior leadership and management abilities and to provide incentives to executive officers so that we may achieve superior financial performance.

Objectives of Compensation Programs

It is the objective of the Compensation Committee to pay compensation at competitive levels and to structure the forms of compensation paid in such a way as to align the interests of our executive officers with those of CPHC.  With these objectives in mind, it has been our practice to provide a mix of base salary, bonus and equity-based compensation.  The Compensation Committee has historically set base salary at more than 50% of the total value of executive officer compensation, with cash bonus and the value of long-term equity compensation comprising the remaining amounts.  The Compensation Committee believes that these forms of compensation provide an appropriate combination of fixed and variable pay and incentives for short-term operational performance balanced with incentives to achieve long-term stock price performance.

Design of Specific Compensation Programs

Base salaries of our executive officers are generally established by reference to base salaries paid to executives in similar positions with similar responsibilities.  Base salaries are reviewed annually and adjustments are usually made in March of each year based primarily on individual and Company performance during the immediately preceding fiscal year.  Consideration is given by the Compensation Committee to both measurable financial performance, as well as subjective judgments by the Compensation Committee in regard to factors such as development and execution of strategic plans, changes in areas of responsibility, the development and management of employees and participation in industry, regulatory and political initiatives beneficial to our business. The Compensation Committee does not, however, assign specific weights to these various quantitative and qualitative factors in reaching its decisions.  For 2006, the Compensation Committee considered comparative information regarding base salaries provided by DHR in late 2005.

Cash bonuses are intended to provide all employees, including executive officers, with an opportunity to receive additional cash compensation, but only if they earn it through individual performance and CPHC’s financial performance. After our year-end results are available, the Compensation Committee determines the amount of executive officers’ bonuses in its discretion, after receiving information from the Chief Financial Officer and the Chief Executive Officer regarding CPHC financial performance and reviews of individual performance.  The amount of the bonus is based on our financial performance, as well as the Compensation Committee’s assessment of individual performance in the executives’ area of responsibility based on objective and subjective factors.  In reviewing our financial performance, the Compensation Committee focuses in particular on increase or decrease net income before taxes as compared to the prior year as being a particularly useful measure of the performance of our business from year to year.  The bonus plan may be changed, suspended or terminated at any time in the discretion of the Board.

Long-term equity compensation has historically consisted of grants of stock options and, for 2006, awards of restricted stock.  Equity awards are made to our executive officers under the shareholder-approved 1994 Stock Plan usually in connection with the annual reviews of our financial performance for the prior fiscal year and employee performance reviews in February or March of each year.  The Compensation Committee believes that stock options represent an additional vehicle for aligning management and shareholder interests, specifically motivating executives to remain focused on factors that will enhance the market value of our Common Stock.  If there is no price appreciation in the Common Stock, the option holders receive no benefit from the stock options because options are granted with an option exercise price at least equal to the fair market value of the Common Stock on the date of grant.

In 2006, the Compensation Committee adopted a long-term equity compensation program consisting of shares of restricted stock that will be granted every other year for performance in the prior years.  The first grants under the 2006 long-term equity compensation program were in February 2006 for performance in 2005.  The Compensation Committee anticipates that shares of restricted stock will be granted every other year and that the next opportunity for grants will be in early 2008 for performance in 2007 and 2006.  The Compensation Committee believes that restricted stock awards provide an immediate and direct link to shareholder interests and in this way, support the objectives of long-term equity compensation by aligning management interests with those of shareholders.  The Compensation Committee also believes that because the restrictions lapse on the restricted stock on the four year anniversary of the date of grant and recipients of restricted stock that terminate employment prior to the vesting date forfeit their right to the shares, our executive officers will have a greater incentive to remain employed with us.

The number of shares underlying long-term equity grants are based on the value of the awards, historical grants to the executive officer, historical grants to all employees, and our future business plans, with the largest equity awards granted to the executive officers that the Compensation Committee believes have had the most positive impact on our business in the prior fiscal year.  The timing of the awards will typically be following our fiscal year annually, in the case of stock options, and biennially in the case of restricted stock awards.

In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Compensation Committee is also guided by the requirements of its charter, which directs the Compensation Committee to consider our performance and relative stockholder return, the value of similar incentive awards given to chief executive officers of comparable companies, the awards given to our Chief Executive Officer in past years, and such other criteria as the Compensation Committee deems advisable.

Explanation of 2006 Compensation Programs

The Compensation Committee followed the guiding principles outlined above in the development and administration of these elements of compensation of the Named Executive Officers while serving with us for 2006:

•                  Base salary

•                  Cash bonus

•                  Long-term equity compensation

The Compensation Committee does not believe that personal benefits or perquisites (i.e. “perks”) are appropriate as a significant element of compensation for the Named Executive Officers, in particular because perks are not conditioned upon performance and are not based upon the contribution of an executive officer to our business.  We did not provide any perks to any of the Named Executive Officers in 2006.

Base Salary

In March 2006, after taking into consideration 2005 results and subjective factors applicable to each individual, the Compensation Committee approved increases in base salaries for executive officers.  The Compensation Committee set the 2006 base salaries of each of the Named Executive Officers as follows:

Named Executive Officer	2006 Base Salary	% Increase from 2005 Base Salary
Randall D. Sampson	$200,000	0.0%
David C. Hansen	145,000	11.5
Jerrold J. Fuller	113,565	3.5
John R. Harty	108,278	2.5
Michael J. Garin	97,656	4.0

The 2006 base salaries for the Named Executive Officers became effective March 17, 2006.

Cash Bonus

In March 2007, the Compensation Committee reviewed our financial performance for 2006 and determined the aggregate bonuses that would be paid to employees.  In reviewing our financial performance for 2006, the Compensation Committee noted that CPHC’s net income increased 2.3% in 2006 as compared to 2005 and that CPHC’s total net operating revenues in 2006 increased 1.7% as compared to 2005.  The Compensation Committee also determined the amount of bonus to employees at each level of responsibility from general salaried employees, supervisors, assistant managers, managers, directors, vice presidents, chief financial officer and chief executive officer.  The amount of the bonus at each level of responsibility was determined, in part, by calculating the aggregate bonus amount for each level of responsibility as a percentage of the aggregate base salaries at each level of responsibility and the relationship of such percentages among the levels.  For fiscal year 2006 performance, the Compensation Committee granted cash bonuses to the Named Executive Officers as follows:

Named Executive Officer	2006 Cash Bonus	2006 Cash Bonus Amount as a Percentage of 2006 Base Salary
Randall D. Sampson	$40,094	20.0%
David C. Hansen	29,155	20.6
Jerrold J. Fuller	18,513	16.4
John R. Harty	17,536	16.3
Michael J. Garin	16,957	17.5

The total amount of bonuses paid to the Named Executive Officers for 2006 performance was $122,255 as compared to $307,415 aggregate cash bonuses paid to all other employees for 2006 performance.

Long-Term Equity Compensation

During 2006, the Compensation Committee granted stock options and restricted stock to the Named Executive Officers in recognition for 2005 performance as follows:

Named Executive Officer	Number of Shares Underlying Stock Options	Number of Shares of Restricted Stock
Randall D. Sampson	10,000	10,000
David C. Hansen	5,000	5,000
Jerrold J. Fuller	—	3,500
John R. Harty	—	3,500
Michael J. Garin	—	3,500

The restricted stock is restricted in that the holder may not dispose of the shares until the restrictions lapse.  The restrictions lapse on the restricted stock on the four year anniversary of the date of grant and recipients of restricted stock that terminate employment prior to the vesting date forfeit their right to the shares.  In determining the number of shares to be awarded to the Named Executive Officers, the Compensation Committee reviewed the current and potential future dollar value of the awards in relationship to salaries of the respective Named Executive Officers and the performance of the Named Executive Officers as compared to our business plan.  The number of shares awarded reflects a determination by the Compensation Committee that the Named Executive Officers achieved better than on-plan performance for 2005.

Consistent with the design of the 2006 equity compensation program, the Compensation Committee did not grant any equity compensation to any of the Named Executive Officers for CPHC performance in 2006.

Elements of Post-Termination Compensation

We do not have any agreements or arrangements under which we provide post-employment compensation, including pension arrangements or post-retirement health coverage, for the Named Executive Officers.

Impact of Regulatory Requirements

In determining the compensation policies, programs and actions to be taken by us with respect to executive compensation, the Compensation Committee considers the impact of accounting rules, securities rules and tax rules, including the requirements of Section 162(m) of the Internal Revenue Code that allows us an income tax deduction for certain compensation exceeding $1,000,000 paid in any taxable year to named executive officers.  We have not been limited in our deduction for compensation expenses under Section 162(m) of the Internal Revenue Code in 2006 or in any prior fiscal year.

Our stock option grant policies have been impacted by the implementation of Statement of Financial Accounting Standards No. 123, Share-Based Payment (“SFAS 123R”), which we adopted on January 1, 2006.  Under this accounting pronouncement, we are required to value unvested stock options granted prior to our adoption of SFAS 123R under the fair value method and to use the fair value method when valuing equity-based compensation granted following the adoption of SFAS 123R.  The value of this equity-based compensation is recorded as an expense in our income statement over the stock option’s remaining vesting period or vesting period of the restricted stock.  In light of the adoption of SFAS 123R, the Compensation Committee considered, and continues to evaluate, additional ways to align the value of equity compensation received by our employees with the accounting treatment of this equity compensation.  In February 2006, we adopted the 2006 long-term equity compensation program consisting, in part, of restricted stock.  We believe that the accounting treatment of the restricted stock under SFAS 123R is more closely aligned to the value of the restricted stock.

Summary Compensation Table

The following table shows information concerning compensation earned for services in all capacities during the fiscal year for (i) Randall D. Sampson, who serviced as our Chief Executive Officer in 2006; (ii) David C. Hansen, who served as our Chief Financial Officer in 2006; and (iii) the three other most highly compensated executive officers of our company whose total compensation was at least $100,000, less the amount representing the change in pension value and nonqualified deferred compensation earnings (together referred to as our “Named Executive Officers”).

Name and Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)(3)	Option Awards ($) (2)(4)	All Other Compensation ($) (5)	Total ($)
Randall D. Sampson	2006	$200,000	$40,094	$33,344	$23,585	$14,586	$311,591
President and Chief
Executive Officer

David C. Hansen	2006	141,539	29,155	16,672	11,793	8,239	207,398
Vice President of Finance,
Chief Financial Officer and
Corporate Secretary

Jerrold J. Fuller	2006	112,679	18,513	11,670	—	7,459	150,321
Vice President of Card
Club Operations

John R. Harty	2006	107,715	17,536	11,670	—	8,659	145,580
Vice President of Marketing

Michael J. Garin	2006	97,789	16,957	11,670	—	8,582	134,998
Vice President of Hospitality
and Assistant Corporate
Secretary

(1)             Represents bonuses paid to the Named Executive Officers under a discretionary bonus program, which are reported for the year in which the related services were performed.

(2)             Values expressed represent the actual compensation cost recognized by our company during fiscal 2006 for equity awards granted in 2006 as determined pursuant to Statement of Financial Accounting Standards No. 123, Share-Based Payment (“SFAS 123R”) utilizing the assumptions discussed in Note 1, “Summary of Accounting Policies,” in the notes to consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.

(3)             Represents shares of restricted stock issued on February 9, 2006.  The restrictions on such shares lapse on the four year anniversary of the date of grant and recipients of restricted stock that terminate employment prior to the vesting date forfeit their right to the shares.

(4)             Represents options to Common Stock granted on February 9, 2006 that vest ratably over four years and expire ten years from the date of grant.

(5)             The following table sets forth all other compensation amounts by type:

Name	CPHC 2006 Matching Contribution 401(k) Plan	CPHC Contribution Correction 401(k) Plan (†)	Total
Randall D. Sampson	$1,555	$13,013	$14,568
David C. Hansen	1,555	6,684	8,239
Jerrold J. Fuller	1,555	5,904	7,459
John R. Harty	1,555	7,104	8,659
Michael J. Garin	1,555	7,027	8,582

(†)              Represents an additional contribution from CPHC to the 401(k) Plan on behalf of the Named Executive Officer to correct calculation of employee deferrals in fiscal years 2000 and 2002 through 2006.

Grants of Plan-Based Awards in 2006

The following table sets forth certain information concerning plan-based awards granted to the Named Executive Officers during the fiscal year ended December 31, 2006.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#) (1)	All Other Option Awards: Number of Securities Underlying Options (#) (2)	Exercise or Base Price of Option Awards ($/Sh) (2)	Grant Date Fair Value of Stock and Option Awards ($) (3)
Randall D. Sampson	02/09/06	—	—	—	—	—	—	10,000	—	—	$145,500
	02/09/06	—	—	—	—	—	—	—	10,000	$14.55	$49,400
David C. Hansen	02/09/06	—	—	—	—	—	—	5,000	—	—	$72,750
	02/09/06	—	—	—	—	—	—	—	5,000	$14.55	$24,700
Jerrold J. Fuller	02/09/06	—	—	—	—	—	—	3,500	—	—	$50,925
John R. Harty	02/09/06	—	—	—	—	—	—	3,500	—	—	$50,925
Michael J. Garin	02/09/06	—	—	—	—	—	—	3,500	—	—	$50,925

(1)             Represents shares of restricted stock issued on February 9, 2006.  The restrictions on such shares lapse on the four year anniversary of the date of grant and recipients of restricted stock that terminate employment prior to the vesting date forfeit their right to the shares.

(2)             Represents options to Common Stock granted on February 9, 2006 that vest ratably over four years and expire ten years from the date of grant.

(3)             Values expressed represent the fair value of the award as determined pursuant to SFAS 123R utilizing the assumptions discussed in Note 1, “Summary of Accounting Policies,” in the notes to consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning equity awards outstanding to the Named Executive Officers at December 31, 2006.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexer- cisable (2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date (3)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Randall D. Sampson		10,000		$14.55	02/09/2016	10,000	$136,900
	10,000			$16.75	04/07/2010
	10,000			$16.65	02/11/2009
	10,000			$15.55	02/27/2008
	10,000			$6.63	04/04/2011
	19,000			$5.63	01/19/2010
	19,000			$4.13	01/19/2009
	20,000			$2.50	02/03/2008
	10,000			$7.50	03/04/2007
	30,000			$2.06	01/07/2007
David C. Hansen		5,000		$14.55	02/09/2016	5,000	68,450
	7,500			$16.75	04/07/2010
	7,500			$16.65	02/11/2009
	7,500			$15.55	02/27/2008
	5,000			$7.03	08/08/2011
	1,000			$7.50	02/28/2007
Jerrold J. Fuller						3,500	47,915
	5,000			$16.75	04/07/2010
	5,000			$16.65	02/11/2009
	5,000			$15.55	02/27/2008
	2,000			$6.63	04/04/2011
John R. Harty						3,500	47,915
	7,500			$16.75	04/07/2010
	7,500			$16.65	02/11/2009
	7,500			$15.55	02/27/2008
Michael J. Garin						3,500	47,915
	7,500			$16.75	04/07/2010
	7,500			$16.65	02/11/2009
	7,500			$15.55	02/27/2008
	7,500			$6.63	04/04/2011
	14,000			$5.63	01/14/2010
	14,000			$4.13	01/19/2009

(1)             Options vested and became exercisable over no less than one year.

(2)             Option vests and becomes exercisable 25% at the end of each of four years following the date of grant.

(3)             The expiration date of each option is either five or ten years from the date of grant.

2006 Options Exercises and Stock Vested

The following table sets forth certain information concerning options exercised and vesting of stock awards during fiscal 2006 for the Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Randall D. Sampson	10,000	$123,500	—	—
David C. Hansen	5,000	28,500	—	—
Jerrold J. Fuller	5,000	29,500	—	—
John R. Harty	3,400	21,425	—	—
Michael J. Garin	21,500	201,175	—	—

(1)             Represents the difference between the exercise price and the fair market value of our Common Stock on the date of exercise.

Employment Arrangements with Named Executive Officers and Post-Employment Compensation

We do not have any employment agreements with any of our executive officers, each of whom serves “at will.”  Additionally, we do not have any contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to the Named Executive Officer at, following, or in connection with any termination or change-in-control.

Equity Granting Process

Stock based compensation awards to our executive officers and other senior management employees are typically granted annually in conjunction with the review of their individual performance by the Compensation Committee or the presentation of their review to the Compensation Committee by a member of management.  As a result, the Compensation Committee’s equity grant takes place at the regularly scheduled meeting of the Compensation Committee typically held in February or March of each year.  Equity awards, historically consisting of stock options, are also granted in connection with the appointment of senior management, with the option grant effective as of the first day of employment.  These regular and new-hire grants of stock options are approved in advance by the Compensation Committee or the board of directors. The Compensation Committee’s policy is to grant all equity awards under shareholder approved equity compensation plans, such as our 1994 Stock Plan.

Under our 1994 Stock Plan, upon election to the Board, each non-employee director receives an option to purchase 2,500 shares of our Common Stock granted as of the date of election at the annual meeting of our shareholders and annually, on the first business day in February, each non-employee director also receives an option to purchase 3,000 shares of our Common Stock.

Our policy is that the exercise price of all stock options is set at the closing price of our Common Stock as reported by AMEX as of the date of grant.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the section of this proxy statement entitled Compensation Discussion and Analysis (the “CD&A”) for the year ended December 31, 2006 with management.  In reliance on the reviews and discussions referred to above, the Compensation Committee recommended to the Board that the CD&A be included in the proxy statement for the 2007 Annual Meeting of Shareholders for filing with the Securities and Exchange Commission.

Submitted by the Compensation Committee of the Board of Directors

Dale H. Schenian, Chair	Patrick R. Cruzen	Carin J. Offerman

THE PRECEDING REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”) OR THE SECURITIES EXCHANGE ACT OF 1934 (THE “1934 ACT”), EXCEPT TO THE EXTENT CPHC SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER THE 1933 ACT OR THE 1934 ACT.

DIRECTOR COMPENSATION

Each non-employee member of the Board of Directors is currently paid a monthly fee of $1,200 plus $1,000 for each Board or Board Committee meeting attended.  In addition, Messrs. Sampson and Schenian receive monthly payments of $2,500 and $1,675, respectively, for their service as Chair and Vice Chair of the Board.

Under our 1994 Stock Plan, upon their election to the Board, each non-employee director receives an option to purchase 2,500 shares of our Common Stock and annually, on the first business day in February, each non-employee director also receives an option to purchase 3,000 shares of our Common Stock.  All such options granted to non-employee directors vest six months from the date granted and are exercisable over a ten-year period.  The purchase price of the shares of Common Stock subject to such options is the fair market value as determined under provisions of the 1994 Stock Plan.

Randall D. Sampson, our President, Chief Executive Officer and General Manager, receives no additional compensation for his service on the Board.

The following table shows for 2006, the cash and other compensation paid by us to each of our Board members:

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)
Curtis A. Sampson	$50,200	—	$12,240	—	$62,400
Dale H. Schenian	44,300	—	12,240	—	56,540
Patrick R. Cruzen	27,200	—	12,240	—	39,440
Burton F. Dahlberg	26,200	—	12,240	—	38,440
Carin J. Offerman	24,200	—	12,240	—	36,440
Randall D. Sampson	—	—	—	—	—

(1)             Represents cash retainer and meeting fees for 2006 as described above.

(2)             Values expressed represent the actual compensation cost recognized by our company during fiscal 2006 for equity awards granted in 2006 as determined pursuant to SFAS 123R utilizing the assumptions discussed in Note 1, “Summary of Accounting Policies,” in the notes to consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Since the beginning of 2006, we have not entered into any transaction and there are no currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

The charter of our Audit Committee provides that the Audit Committee is responsible for reviewing, approving and providing oversight in regard to related party transactions.  Our Code of Conduct also prohibits our employees , including our executive officers, and our directors from engaging in conflict of interest transactions, certain of which may be also be transactions in which we and a related person has or will have a direct or indirect material interest.  By its charter, the Audit Committee is empowered to periodically review the Code of Conduct, as well as any other programs established to monitor compliance with any CPHC codes of conduct or business ethics policies established in the future.

While we do not have a written policy regarding the standards to be applied by our Audit Committee in reviewing these transactions, the provisions of Minnesota law provide for a procedure to be applied to conflicts of interest transactions between us and our directors which focuses on full disclosure of all of the material facts of the transaction to us, approval of the transaction by disinterested directors, and a showing that the transaction was fair and reasonable to us at the time it was authorized, approved, or ratified.  We believe the Audit Committee would apply these same standards to any potential transaction in which we are to be a participant and in which any related person had or will have a director or indirect material interest.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Deloitte & Touche LLP (“Deloitte”) has been the auditor for CPHC since 1994 and has been selected by the Audit Committee to serve as such for the current fiscal year.  A representative of Deloitte is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following is a summary of the fees billed to us by Deloitte for professional services rendered for the fiscal years ended December 31, 2006, and December 31, 2005.  The Audit Committee considered and discussed with Deloitte the provision of non-audit services to us and the compatibility of providing such services with maintaining its independence as our auditor.

Fee Category	2006	2005
Audit Fees	$95,930	$89,500
Audit-Related Fees	28,000	21,200
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$123,930	$110,700

Audit Fees.  This category consists of fees billed for professional services rendered for the audit of our annual financial statements and review of financial statements included in our quarterly reports.

Audit-Related Fees.  This category consists of fees billed for assurance and related services, such as our employee benefit plan audits, that are reasonably related to the performance of the audit or review of our financial statements and are not otherwise reported under “Audit Fees.”

Tax Fees.  This category consists of fees billed for professional services for tax compliance, tax advice and tax planning.  These services include assistance regarding federal and state tax compliance and acquisitions.

All Other Fees.  This category consists of fees billed for reviews of other SEC filings.

Audit Committee Pre-approval Policies and Procedures

In addition to approving the engagement of the independent auditor to audit our consolidated financial statements, it is the policy of the Audit Committee to approve all uses of our independent auditor for non-audit services prior to any such engagement.  To minimize relationships that could appear to impair the objectivity of the independent auditor, it is the policy of the Audit Committee to restrict the non-audit services that may be provided to us by our independent auditor primarily to services that clearly would not compromise the independence of the auditor.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors held four meetings during fiscal year 2006 with management and our independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”).  The meetings were designed to facilitate and encourage private communication between the Audit Committee and the auditors.

The Audit Committee reviewed and discussed the audited financial statements with management and Deloitte.  Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants.  The discussions with Deloitte also included the matters required by Statement on Auditing Standards No. 61, as amended by SAS 89 and SAS 90 (Audit Committee Communications).

Deloitte provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).  This information was discussed with the Audit Committee.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on
Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors

Patrick R. Cruzen, Chair	Burton F. Dahlberg	Carin J. Offerman

THE PRECEDING REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE 1933 ACT OR THE 1934 ACT, EXCEPT TO THE EXTENT CPHC SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER THE 1933 ACT OR THE 1934 ACT.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that executive officers and directors and beneficial holders of 10% or more of our securities file reports of their beneficial ownership with the Securities and Exchange Commission on Forms 3, 4 and 5.  According to our records, all reports required to be filed during the period of January 1, 2006 through December 31, 2006 were timely filed.

OTHER INFORMATION

Shareholder Proposals For 2008 Annual Meeting

The proxy rules of the Securities and Exchange Commission permit our shareholders, after timely notice to us, to present proposals for shareholder action in our proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by CPHC action in accordance with the Commission’s proxy rules.  The next annual meeting of the shareholders of Canterbury Park Holding Corporation is expected to be held on or about June 5, 2008 and proxy materials in connection with that meeting are expected to be mailed on or about April 28, 2008.  Shareholder proposals prepared in accordance with the Commission’s proxy rules must be received at our corporate office, 1100 Canterbury Road, Shakopee, Minnesota 55379, Attention: President, by December 30, 2007, in order to be considered for inclusion in the Board of Directors’ Proxy Statement and proxy card for the 2008 Annual Meeting of Shareholders.  Any such proposals must be in writing and signed by the shareholder.

Our Bylaws establish an advance notice procedure with regard to (i) certain business to be brought before an annual meeting of our shareholders and (ii) the nomination by shareholders of candidates for election as directors.

Properly Brought Business.  Our Bylaws provide that at the annual meeting only such business may be conducted as is of a nature that is appropriate for consideration at an annual meeting and has been either specified in the notice of the meeting, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a shareholder who has given timely written notice to the Secretary of CPHC of such shareholder’s intention to bring such business before the meeting.  To be timely, the notice must be given by such shareholder to the Secretary of CPHC not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year’s annual meeting.  Notice relating to the conduct of such business at an annual meeting must contain certain information as described in Section 2.9 of our Bylaws, which are available for inspection by our shareholders at our principal executive offices pursuant to Section 302A.461, subd. 4 of the Minnesota Statutes.  Nothing in the Bylaws precludes discussion by any shareholder of any business properly brought before the annual meeting in accordance with our Bylaws.

Shareholder Nominations.  Our Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of CPHC prior to the meeting at which directors are to be elected.  To be timely, the notice must be given by such shareholder to the Secretary of CPHC not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year’s annual meeting.  The notice to us from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information as described in Section 3.7 of our Bylaws, which are available for inspection by shareholders as described above.  If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, such person will not be eligible for election as a director.

Annual Report

We are transmitting with this Proxy Statement our Annual Report for the year ended December 31, 2006.  Shareholders may request our 2006 Annual Report on Form 10-K as filed with the Securities and Exchange Commission by writing to the Secretary of CPHC at our address on the first page of this Proxy Statement or may obtain it without charge at our website, www.canterburypark.com.

Other Matters

Management knows of no other matters that will be presented at this 2007 Annual Meeting of Shareholders.  If any other matters are properly presented at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

By Order of the Board of Directors,

David C. Hansen, Secretary

CANTERBURY PARK HOLDING CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

June 7, 2007
4:00 p.m. Central Daylight Time

Canterbury Park Holding Corporation
1100 Canterbury Road
Shakopee, Minnesota

Canterbury Park Holding Corporation 1100 Canterbury Road Shakopee, Minnesota 55379	proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Patrick R. Cruzen, Carin J. Offerman, and Randall D. Sampson, or any of them, as proxies, with full power of substitution, to vote all the shares of common stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Canterbury Park Holding Corporation to be held Thursday, June 7, 2007, at 4:00 p.m. Central Daylight Time at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379, or at any adjournments thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Canterbury Park Holding Corporation, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

See reverse for voting instructions.

\/  Please detach here  \/

___________________________________________________

CANTERBURY PARK HOLDING CORPORATION 2007 ANNUAL MEETING OF SHAREHOLDERS

1.	Election of Directors:	01	Patrick R. Cruzen	04	Randall D. Sampson	[ ]	Vote for all nominees	[ ]	Vote WITHHELD from all
		02	Carin J. Offerman	05	Dale H. Schenian		(except as marked)		nominees
		03	Curtis A. Sampson	06	Burton F. Dahlberg

(Instructions: To withhold authority to vote for any indicated nominee,	[	]
write the number(s) of the nominee(s) in the box provided to the right.)	[	]

2.               In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH NOMINEE NAMED IN PROPOSAL 1. PLEASE SIGN, DATE AND RETURN THIS PROXY FORM USING THE ENCLOSED ENVELOPE.

Date:                                   , 2007

Check appropriate box:

Address Change? Mark Box	[ ]	I plan to attend the meeting	[ ]	Date , 2007

Indicate changes below:

[	]
[	]
[	]

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.